Prospectus Supplement — November 16, 2012 to the Prospectus of the following fund:

Fund	Prospectus Dated
Columbia Strategic Allocation Fund	11/8/2012

Effective on or about December 14, 2012, the following changes are hereby made to the Fund’s prospectus:

The name of the Fund is changed to Columbia Global Opportunities Fund.

The section entitled “Principal Investment Strategies of the Fund” that appears in the Summary of the Fund is superseded and replaced with the following:

Principal Investment Strategies of the Fund

The Fund’s assets may be allocated to equity, debt/fixed income and money market instruments, and investments that provide exposure to commodities markets, including the Columbia Commodity Strategy Fund. The Fund may also seek exposure to various sectors through investment in affiliated funds. This broad investment flexibility is intended to enable the Fund’s portfolio managers to allocate the Fund’s assets within or among different asset classes or market exposures in response to changing market, economic or other conditions or developments. The Fund’s equity security investments include: emerging market equities, international developed market equities, and U.S. large-, mid- and small-cap equities. These equity securities generally include common stocks, but may also include preferred stocks. The Fund’s debt/fixed-income security investments include: U.S. investment-grade bonds, international bonds, emerging market bonds, U.S. high yield (junk) bonds, convertible bonds, mortgage- and other asset-backed securities, and short-term money market instruments. The Fund may invest in fixed-income securities of any maturity or quality and does not seek to maintain a particular dollar-weighted average maturity. The Fund may invest up to 100% of its assets in debt securities that are rated below investment-grade (i.e., high yield or junk bonds) or, if unrated, deemed of comparable quality. The Fund’s investments in money market instruments include investments in affiliated or unaffiliated money market funds or similar vehicles. In addition to an investment in Columbia Commodity Strategy Fund, the Fund may seek exposure to the commodities markets through commodity-linked investments, including commodity-linked futures, structured notes and/or swaps.

Columbia Management Investment Advisers, LLC (the Investment Manager) allocates the Fund’s investments from one asset class (or market exposure) to another based on the portfolio managers’ analysis of the relative attractiveness of opportunities for the Fund to achieve its objective in a given market. The Investment Manager considers, among other things, relative valuations, the potential for equity, debt or commodity-related investments to increase in value, expected dividends and changes in interest rates. Generally, the Fund’s portfolio will include exposure to equity and debt markets, and may include exposure to commodities markets (including, indirectly, through investments in affiliated funds); however the Fund may emphasize either debt securities or equity securities at any given time. The Fund may make significant investments in foreign securities (equity or debt), including securities of emerging market issuers. Under normal market circumstances, the Fund invests at least 40% of its net assets in foreign currencies, and equity and debt securities of foreign governmental issuers, issuers organized or located outside the U.S., issuers that primarily trade in a market located outside the U.S., or issuers doing a substantial amount of business outside the U.S., which the Fund considers to be issuers that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. From time to time, the Fund may be below this 40% level and, in such circumstances, the Fund will endeavor to invest its assets to bring the Fund’s net assets above this 40% level while giving due regard to the Investment Manager’s view of market and other conditions and available investment opportunities. The Fund may count the gross notional value of its derivative transactions towards the above 40% policy.

The Investment Manager has considerable flexibility in the construction of the portfolio and may change the asset class mix on a regular basis, including from day to day. To the extent the Investment Manager favors a particular asset class or favors exposure to a particular market, it may invest substantially in that asset class or market (other than commodities markets). It is possible that during certain market cycles the Fund will not be invested in all asset classes or markets. The Investment Manager may actively and frequently trade securities and other instruments in the Fund’s portfolio to carry out its principal investment strategies.

In addition to investing in individual securities and shares of affiliated funds, the Investment Manager may use exchange-traded funds (ETFs) and certain derivative instruments, such as forward foreign currency contracts, futures (including commodity-linked, currency, equity, fixed income, index and interest rate futures) and commodity-linked structured notes and swaps in an effort to produce incremental earnings, to hedge existing positions, to increase market or credit exposure, to increase investment flexibility (including using the derivative as a substitute for the purchase or sale of the underlying security, currency, commodity or other instrument), and/or to change the effective duration of the Fund’s portfolio.

S-6141-16 A (11/12)

The second paragraph of the sub-section entitled “Principal Investment Strategies of the Fund” under the section “More Information About the Fund” is superseded and replaced with the following:

Columbia Management Investment Advisers, LLC (the Investment Manager) allocates the Fund’s investments from one asset class (or market exposure) to another based on the portfolio managers’ analysis of the relative attractiveness of opportunities for the Fund to achieve its objective in a given market. The Investment Manager considers, among other things, relative valuations, the potential for equity, debt or commodity-related investments to increase in value, expected dividends and changes in interest rates. Generally, the Fund’s portfolio will include exposure to equity and debt markets, and may include exposure to commodities markets (including, indirectly, through investments in affiliated funds); however the Fund may emphasize either debt securities or equity securities at any given time. The Fund may make significant investments in foreign securities (equity or debt), including securities of emerging market issuers. Under normal market circumstances, the Fund invests at least 40% of its net assets in foreign currencies, and equity and debt securities of foreign governmental issuers, issuers organized or located outside the U.S., issuers that primarily trade in a market located outside the U.S., or issuers doing a substantial amount of business outside the U.S., which the Fund considers to be issuers that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. From time to time, the Fund may be below this 40% level and, in such circumstances, the Fund will endeavor to invest its assets to bring the Fund’s net assets above this 40% level while giving due regard to the Investment Manager’s view of market and other conditions and available investment opportunities. The Fund may count the gross notional value of its derivative transactions towards the above 40% policy.

The Investment Manager has considerable flexibility in the construction of the portfolio and may change the asset class mix on a regular basis, including from day to day. To the extent the Investment Manager favors a particular asset class or favors exposure to a particular market, it may invest substantially in that asset class or market (other than commodities markets). It is possible that during certain market cycles the Fund will not be invested in all asset classes or markets. The Investment Manager may actively and frequently trade securities and other instruments in the Fund’s portfolio to carry out its principal investment strategies.

The rest of this section remains unchanged.

Shareholders should retain this Supplement for future reference.

S-6141-16 A (11/12)